UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):    September 4, 2002
                                                         -----------------


                      ELIZABETH ARDEN, INC.
      (Exact name of registrant as specified in its charter)




          Florida                   1-6370                 59-0914138
(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)         Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida        33014
(Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code:  (305) 818-8000




__________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On September 4, 2002, Elizabeth Arden, Inc. (the "Company") issued a news release to (i) report the results of the Company's second quarter ended July 27, 2002; and (ii) to provide sales and EBITDA (earnings before interest, taxes depreciation and amortization) guidance for the remainder of fiscal year 2003. The Company is filing this Form 8-K pursuant to the SEC's Regulation FD.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1   Press Release dated September 4, 2002.



                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ELIZABETH ARDEN, INC.


Date:  September 5, 2002                     /s/ Stephen J. Smith
                                             --------------------
                                             Stephen J. Smith
                                             Executive Vice President and
                                             Chief Financial Officer

                          EXHIBIT INDEX

Exhibit Number                              Description
--------------        -----------------------------------------------------
     99.1             Elizabeth Arden, Inc. Second Quarter Fiscal 2003
                      Earnings Results Press Release dated September 4, 2002.